Exhibit 10.1

CLOOPEN GROUP HOLDING LIMITED

2016 SHARE PLAN

ADOPTED ON January 1, 2017

CLOOPEN GROUP HOLDING LIMITED.

2016 SHARE PLAN

SECTION 1.                         ESTABLISHMENT AND PURPOSE.

The purpose of the Plan is to offer selected persons an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company’s Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

Capitalized terms are defined in Section 12.

SECTION 2.                         ADMINISTRATION.

(a)                                        Committees of the Board of Directors. The Plan may be administered by one or more Committees. Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it in accordance with the Articles. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

(b)                                        Authority of the Board of Directors. Subject to the provisions of the Plan and the Articles, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Optionees and all persons deriving their rights from a Purchaser or Optionee.

(c)                                         Power of the Board of Directors. Subject to the provisions of the Plan and the Articles, the Board of Directors or its authorized person(s) will have the authority, in its discretion:

(i)                                     to determine the Fair Market Value;

(ii)                                  to select the Optionees to whom Options may be granted hereunder;

(iii)                               to determine the number of Shares to be covered by each Option granted hereunder;

(iv)                              to approve forms of Option Agreements for use under the Plan;

(v)                                 to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto;

(vi)                              to construe and interpret the terms of the Plan and Options granted pursuant to the Plan;

(vii)                           to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option;

(viii)                        to allow an Optionee to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Optionee under an Option; and

(ix)                              to make all other determinations deemed necessary or advisable for administering the Plan.

SECTION 3.                         ELIGIBILITY.

(a)                                        General Rule. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Nonstatutory Options or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs.

(b)                                        Ten-Percent Shareholders. A person who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 4.                         SHARES SUBJECT TO PLAN.

(a)                                        Basic Limitation. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that are available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient authorized but unissued Shares to satisfy the requirements of the Plan.

(b)                                        Additional Shares. In the event that Shares previously issued under the Plan are reacquired by the Company, an equivalent number of Shares shall be added to the number of Shares then available for issuance under the Plan. In the event that an outstanding Option or other right for any reason expires or is canceled, the Shares allocable to the unexercised portion of such Option or other right shall be added to the number of Shares then available for issuance under the Plan.

SECTION 5.                         TERMS AND CONDITIONS OF AWARDS OR SALES.

(a)                                        Share Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Share Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Share Purchase Agreement.     The provisions of the various Share Purchase Agreements entered into under the Plan need not be identical.

(b)                                        Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

(c)                                         Purchase Price. The Purchase Price of Shares to be offered under the Plan, if newly issued, shall not be less than the par value of such Shares. Subject to the preceding sentence, the Board of Directors shall determine the Purchase Price at its sole discretion. The Purchase Price shall be payable in a form described in Section 7.

(d)                                        Withholding Taxes. As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

(e)                                         Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Share Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. Subject to the approval of the Board of Directors, a Share Purchase Agreement may provide for accelerated vesting in the event of the Purchaser’s death, disability or retirement or other events.

SECTION 6.                         TERMS AND CONDITIONS OF OPTIONS.

(a)                            Share Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Share Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Share Option Agreement. The provisions of the various Share Option Agreements entered into under the Plan need not be identical.

(b)                            Number of Shares. Each Share Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Share Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

(c)                             Exercise Price. Each Share Option Agreement shall specify the Exercise Price. The Exercise Price of any Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant, or, if higher, the par value of such Share, and a higher percentage may be required by Section 3(b). Subject to the preceding sentence, the Exercise Price shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 7.

(d)                            Exercisability. Each Share Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. No Option shall be exercisable unless the Optionee (i) has delivered an executed copy of the Share Option Agreement to the Company or (ii) otherwise agrees to be bound by the terms of the Share Option Agreement. The Board of Directors shall determine the exercisability provisions of any Share Option Agreement at its sole discretion.

(e)                             Term. The Share Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and in the case of an ISO a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire. A Share Option Agreement may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service or death.

(f)                              Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Share Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

(g)                            Transferability of Options. An Option shall be transferable by the Optionee only by (i) a beneficiary designation, (ii) a will or (iii) the laws of descent and distribution, except as provided in the next sentence. If the applicable Share Option Agreement so provides, a Nonstatutory Option shall also be transferable by gift or domestic relations order to a Family Member of the Optionee. An ISO may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.

(h)                            Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(i)                               No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by the Optionee’s Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

(j)                               Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.

(k)                            Confidential. The Plan, the Share Option Agreement and the Notice of Grant and any other documents or information relating to the Plan shall be confidential information and the Optionee shall not disclose such confidential information to any other person without prior approval of the Company.

(l)                               Termination of Service for Cause or Unilateral Termination by the Optionee. If the Optionee’s Service terminates for (i) the unilateral termination by the Optionee of his/her Service with any Group Company, or (ii) the termination by any Group Company of the Optionee’s Service for Cause, then this option shall immediately expire on the date when the termination of the Optionee’s Service occurs. When the Optionee’s Service terminates, this option shall expire immediately with respect to all Shares under this option, no matter such Shares are vested or not, and such Optionee shall have no rights towards the Shares as of the beginning.

(m)                         Termination of Service without Cause. Unless otherwise determined by the Board of Directors in good faith, the Company shall repurchase from the Optionee all of the vested Option till the date of termination, at a reasonable repurchase price decided by the Board of Directors in good faith, provided that the Optionee’s Service terminates without Cause. Then such option shall expire on the earliest of the following occasions:

(i)                                     the term of the Option as specified in Section 6 (e);

(ii)                                  the date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii)                               the date six months after the termination of the Optionee’s Service by reason of Disability.

SECTION 7.                         PAYMENT FOR SHARES.

(a)                            General Rule.       The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents from any lawful source of U.S. currency at the time when such Shares are purchased, except as otherwise provided in this Section 7.

(b)                            Services Rendered. At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award provided that no Share is issued for less then its par value paid in cash to the Company.

(c)                             Promissory Note. At the discretion of the Board of Directors, all or a portion of the Purchase Price or Exercise Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

(d)                            Surrender of Shares. At the discretion of the Board of Directors, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee in a manner determined by the Board of Directors to be consistent with applicable laws. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when the Option is exercised.

(e)                             Exercise/Sale. To the extent that a Share Option Agreement so provides, and if Shares are publicly traded, all or part of the Exercise Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

(f)                              Other Forms of Payment. To the extent that a Share Purchase Agreement or Share Option Agreement so provides, the Purchase Price or Exercise Price of Shares issued under the Plan may be paid in any other form permitted by applicable laws.

SECTION 8.                         ADJUSTMENT OF SHARES.

(a)                            General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a reclassification, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company, proportionate adjustments shall automatically be made in each of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option and (iii) the Exercise Price under each outstanding Option. In the event of a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a recapitalization, a spin-off, or a similar occurrence, the Board of Directors at its sole discretion may make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

(b)                            Change in Control. In the event that the Company is subject to a Change in Control, outstanding Options and Shares acquired under the Plan shall be subject to the agreement evidencing the Change in Control, which need not treat all outstanding Options in an identical manner. Such agreement, without the Optionees’ consent, may dispose of Options that are not vested as of the effective date of such Change in Control in any manner permitted by applicable law, including (without limitation) the cancellation of such Options without the payment of any consideration. Such agreement, without the Optionees’ consent, shall provide for one or more of the following with respect to Options that are vested as of the effective date of such Change in Control:

(i)                                            The continuation of such outstanding Options by the Company (if the Company is the surviving corporation).

(ii)                                         The assumption of such outstanding Options by the surviving corporation or its parent in a manner that complies with Section 424(a) of the Code (whether or not such Options are ISOs).

(iii)                                      The substitution by the surviving corporation or its parent of new options for such outstanding Options in a manner that complies with Section 424(a) of the Code (whether or not such Options are ISOs).

(iv)                                     The cancellation of such outstanding Options and a payment to the Optionees equal to the excess of (A) the Fair Market Value of the Shares subject to such Options as of the closing date of such Change in Control over (B) their Exercise Price. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. If the Exercise Price of the Shares subject to such Options exceeds the Fair Market Value of such Shares as of the closing date of such Change in Control, then such Options may be cancelled without making a payment to the Optionees.

Immediately following a Change in Control, outstanding vested Options shall terminate and cease to be outstanding, except to the extent such Options have been continued, assumed or substituted, as described in Sections 8(b)(i), (ii) and/or (iii).

SECTION 9.                      SECURITIES LAW REQUIREMENTS AND CHOICE OF LAW.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the United States Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

The Plan shall be governed by, and construed in accordance with, the laws of the Cayman Islands, as such laws are applied to contracts entered into and performed in such jurisdiction.

SECTION 10.                  NO RETENTION RIGHTS.

Subject to the requirements of applicable law and the applicable employment documentation (if any), nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent, Subsidiary, WFOE or ICP employing or retaining the Purchaser or Optionee) or of the Purchaser or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause, provided, however, that this provision will not apply if applicable employment documentation or provisions of applicable law require otherwise.

SECTION 11.                  DURATION AND AMENDMENTS.

(a)                            Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s shareholders as required by applicable law or the Articles. If the Plan requires approval of the Company’s shareholders, and if the requisite shareholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred under the Plan shall be rescinded and no additional grants, exercises or sales shall thereafter be made under the Plan. The Plan shall terminate automatically 10 years after the date when the Board of Directors adopted the Plan. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

(b)                            Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that, and in addition to any other shareholder vote required under the Articles or applicable law, any amendment, suspension or termination of the Plan shall be subject to the approval of the Company’s shareholders who hold a majority of the voting power held by all Company shareholders if it materially changes the class of persons who are eligible for the grant of Options or the award or sale of Shares. Shareholder approval shall not be required for any other amendment of the Plan. If the requisite shareholders fail to approve any amendment, suspension or termination of the Plan following adoption by the Board of Directors, then any grants, exercises or sales that have already occurred in reliance on such approval shall be rescinded and no additional grants, exercises or sales shall thereafter be made in reliance on such approval.

(c)                             Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 12.                  DEFINITIONS

(a)                            “Articles” shall mean the Company’s Amended and Restated Articles of Association of Cloopen Group Holding Limited..

(b)                            “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(c)                             “Cause” means any one of the following grounds: (i) dishonesty or any willful behavior on the part of the Optionee which adversely affects any Group Company; (ii) repeated drunkenness, use of illegal substance or other misconduct which materially and adversely interferes with the performance of the Optionee’s obligations and duties of service or employment agreement; (iii) the Optionee’s conviction of a felony, or any crime involving fraud, misrepresentation or moral turpitude or violation of applicable securities laws; (iv) gross mismanagement by the Optionee of the business and affairs of the Company or any subsidiary or affiliate directly managed by the Optionee which directly results in a material loss by the Company and for which the Company has reasonable proof was committed by the Optionee (excluding any gross mismanagement which cannot be attributable to the fraud, willful misconduct and gross negligence of the Optionee and any management directed by, approved by or known and not objected by the Board of Directors); (v) violation of any terms of any service agreement or employment agreement, proprietary information agreement, intellectual property assignment agreement entered by and between any Optionee, and any Group Company or any of its subsidiaries or affiliates, which results in a material loss by any Group Company; (vi) violation of any terms of non-competition agreement entered by and between any Optionee, and any Group Company or any of its subsidiaries or affiliates, or any non-competition covenants or undertakings made by the Optionee; or (vii) violate the confidential obligations under the Plan and/or the relevant Share Option Agreement.

(d)                            “Change in Control” shall mean any of the following: (i) the consummation of a scheme of arrangement, merger, consolidation or other similar business combination involving the Company and any other corporation or corporations, other than a scheme of arrangement, merger, consolidation or other similar business combination that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after the scheme of arrangement, merger, consolidation or other similar business combination; (ii) the consummation of a transaction in which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or (iii) the dissolution, liquidation or winding up of the Company; provided, however, (x) a transaction shall not constitute a Change in Control if its sole purpose is to change the legal jurisdiction of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and (y) a sale by the Company of its securities in a transaction, the primary purpose of which is to raise capital for the Company’s operations and business activities including, without limitation, an initial public offering of Shares under the Securities Act or other applicable law, shall not constitute a Change in Control.

(e)                             “Code” shall mean the United States Internal Revenue Code of 1986, as amended.

(f)                              “Committee” shall mean a committee of the Board of Directors, as described in Section 2(a).

(g)                             “Company” shall mean Cloopen Group Holding Limited,, a Cayman Islands exempted limited company.

(h)                            “Consultant” shall mean a person who performs bona fide services for the Company, a Parent, a Subsidiary, a WFOE, including Anxun Guantong (Beijing) Technology Co., Ltd. (安迅冠通（北京）科技有限公司), or an ICP, including Beijing Ronglian Yitong Information Technology Co. Ltd. (北京容联易通信息技术有限公司), as a consultant or advisor, excluding Employees and Outside Directors, pursuant to a written agreement.

(i)                                “Employee” shall mean any individual who is an employee of the Company, a Parent, a Subsidiary, a WFOE, including Anxun Guantong (Beijing) Technology Co., Ltd. (安迅冠通（北京）科技有限公司), or an ICP, including Beijing Ronglian Yitong Information Technology Co. Ltd. (北京容联易通信息技术有限公司).

(j)                               “Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended from time to time.

(k)                            “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Share Option Agreement.

(l)                                “Fair Market Value” shall mean, as of any date, the value of a Share determined as follows: (i) if the Share is listed on any established stock exchange or a national market system, including, without limitation, The New York Stock Exchange, The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, the Fair Market Value shall be the closing sales price for the Shares (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Board of Directors deems reliable, (ii) if the Share is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value shall be the mean of the high bid and low asked prices for the Share on the day of determination, as reported in The Wall Street Journal or any other source as the Administrator deems reliable, or (iii) in the absence of an established market for the Share, the fair market value of a Share as determined by the Board of Directors in accordance with applicable law. Such determination shall be conclusive and binding on all persons.

(m)                        “Family Member” shall mean (i) any child, stepchild, parent, stepparent, spouse or sibling, including adoptive relationships, (ii) any person sharing the Optionee’s household (other than a tenant or employee), (iii) a trust in which persons described in Clause (i) or (ii) have more than 50% of the beneficial interest, (iv) a foundation in which persons described in Clause (i) or (ii) or the Optionee control the management of assets and (v) any other entity in which persons described in Clause (i) or (ii) or the Optionee own more than 50% of the voting interests.

(n)                            “ICP” shall mean a Chinese domestic company controlled by (contractually or otherwise) by the Company or its subsidiary.

(o)                            “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(p)                            “Nonstatutory Option” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(q)                            “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(r)                               “Optionee” shall mean a person who holds an Option.

(s)                              “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(t)                               “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company, if each of the companies other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain. A company that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(u)                            “Plan” shall mean this Cloopen Group Holding Limited. 2016 Share Plan.

(v)                            “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

(w)                          “Purchaser” shall mean a person to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(x)                            “Service” shall mean actual ongoing service to the Company, a Parent, a Subsidiary, a WFOE, including Anxun Guantong (Beijing) Technology Co., Ltd. (安迅冠通（北京）科技有限公司), or ICP, including Beijing Ronglian Yitong Information Technology Co. Ltd. (北京容联易通信息技术有限公司) (each a “Group Company”), as an Employee, Consultant or Outside Director and specifically excludes periods of notice of termination of employment under applicable law or employment contracts whereby actual service is no longer provided, for example, when an Employee is paid in lieu of his/her notice period or when an Employee is asked to cease service immediately pursuant to a “garden leave” or a similar concept.

(y)                            “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

(z)                             “Stock” shall mean the ordinary shares of the Company.

(aa)                      “Share Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee’s Option.

(bb)                      “Share Purchase Agreement” shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

(cc)                        “Subsidiary” shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company, if each of the companies other than the last company in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain. A company that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(dd)                      “WFOE” shall mean a subsidiary that is wholly-owned by the Company or by a wholly-owned subsidiary of the Company.